UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☒	Soliciting Material Pursuant to Section 240.14a-12

BIO-TECHNE CORPORATION

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The following email was sent to the employees of Bio-Techne Corporation (“Bio-Techne”) on June 25, 2026.

From: Bio-Techne CEO

To: All Bio-Techne Employees

Subject: Bio-Techne to be Acquired by Merck KGaA, Darmstadt, Germany

Team,

Today marks an important milestone for our company. We are announcing that Bio-Techne has entered into a definitive agreement to be acquired by Merck KGaA, Darmstadt, Germany.

For almost 50 years, Bio-Techne has empowered our customers to drive breakthroughs in science and medicine. Over that time, we’ve grown into a leading life sciences company with industry-leading spatial multiomics, proteomic analysis and integrated workflow solutions. This transaction will bring together our scientific depth, innovation engine and differentiated portfolio with Merck KGaA, Darmstadt, Germany’s global scale, manufacturing excellence and customer reach. Today’s milestone is a testament to the remarkable company our team has built and to the enduring value we create for our customers and stakeholders.

Many of you may be familiar with Merck KGaA, Darmstadt, Germany, a global science and technology company serving the entire value chain of life science-related industries. Headquartered in Germany, Merck KGaA, Darmstadt, Germany operates across over 60 countries with over 62,000 employees worldwide, including 14,000 employees in the U.S. across over 70 company and customer sites.

As we have worked closely with the Merck KGaA, Darmstadt, Germany team to reach this agreement, it is clear that both companies are driven by a shared commitment to addressing the most important challenges in science and healthcare.

Merck KGaA, Darmstadt, Germany recognizes the impact Bio-Techne has made across the life sciences industry, and they are excited to welcome our talented team. As part of Merck KGaA, Darmstadt, Germany’s larger global Life Science organization, Bio-Techne employees will have additional opportunities – contributing to a broader range of customer priorities, serving new channels and helping to drive growth.

Today’s announcement is just the first step in this process, and we will have more information to share over the coming weeks and months. We expect to complete the transaction by late 2026 or early 2027, subject to satisfaction of customary closing conditions, including receipt of required regulatory approvals and approval by Bio-Techne shareholders. Until closing, we will operate as two independent companies, and we ask you remain focused on executing our strategy.

We will host two town halls today to accommodate different time zones at 9:00 AM CT and 7:00 PM CT. In the meantime, attached is a set of FAQs that addresses many of the questions we anticipate you will have. You can submit additional questions here.

Thank you for everything you continue to do for Bio-Techne and I’m excited for all that comes next.

Kim Kelderman

President and Chief Executive Officer

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain forward-looking statements based on current assumptions and forecasts made by Merck KGaA, Darmstadt, Germany or Bio-Techne Corporation (“Bio-Techne”) management. Statements that include words such as “anticipate,” “expect,” “should,” “would,” “intend,” “plan,” “project,” “seek,” “believe,” “will,” and other words of similar meaning in connection with future events or future operating or financial performance are often used to identify forward-looking statements. All statements in this communication, other than those relating to historical information or current conditions, are forward-looking statements. Actual results could differ materially from those projected or forecasted in the forward-looking statements. Various known and unknown risks, uncertainties and other factors could lead to material differences between the actual future results, financial situation or development and the estimates given here. These factors include the following: Merck KGaA, Darmstadt, Germany’s ability to successfully complete the proposed acquisition of Bio-Techne or realize the anticipated benefits of the proposed transaction in the expected timeframes or at all; Merck KGaA, Darmstadt, Germany’s ability to successfully integrate Bio-Techne’s operations into those of Merck KGaA, Darmstadt, Germany, given such integration may be more difficult, time-consuming or costly than expected; the failure to obtain Bio-Techne’s shareholders’ approval of the proposed transaction; the failure of any of the conditions to the proposed transaction to be satisfied; the possibility that competing offers or acquisition proposals for Bio-Techne will be made; revenues following the proposed transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the proposed transaction; the retention of certain key employees at Bio-Techne; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; certain restrictions during the pendency of the proposed transaction that may impact Bio-Techne’s or Merck KGaA, Darmstadt, Germany’s ability to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Bio-Techne’s common stock, including if the proposed transaction is not consummated; the outcome of any legal proceedings related to the proposed transaction; the impact of the proposed transaction on Bio-Techne’s credit rating; the parties’ ability to meet expectations regarding the timing and completion of the proposed transaction; delays in obtaining any approvals required to complete the proposed transaction or an inability to obtain them on the terms proposed or on the anticipated schedule or regarding accounting and tax treatments of the proposed transaction; the impact of indebtedness to be incurred by Merck KGaA, Darmstadt, Germany in connection with the proposed transaction; the effects of the business combination of Bio-Techne and Merck KGaA, Darmstadt, Germany, including the combined company’s future financial condition, operating results, strategy and plans; third parties may claim that Merck KGaA, Darmstadt, Germany’s or Bio-Techne’s products infringe their intellectual property rights; fluctuations in non-U.S. currencies could result in transaction losses; acts of war and terrorism may adversely affect Merck KGaA, Darmstadt, Germany’s or Bio-Techne’s business; the volatility of the international marketplace; and other factors discussed in Merck KGaA, Darmstadt, Germany’s public reports which are available on Merck KGaA, Darmstadt, Germany’s website at https://www.emdgroup.com/en or in Bio-Techne’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended June 30, 2025 and Bio-Techne’s other filings with the SEC, which are available at http://www.sec.gov and on Bio-Techne’s website at https://www.bio-techne.com. Except as otherwise required by law, neither Merck KGaA, Darmstadt, Germany nor Bio-Techne assumes any liability whatsoever to update these forward-looking statements or to conform them to future events or developments. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Important Information and Where to Find It

This communication relates to the proposed transaction involving Bio-Techne and Merck KGaA, Darmstadt, Germany. In connection with the proposed transaction, Bio-Techne intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that Bio-Techne files with the SEC or sends to Bio-Techne’s shareholders in connection with the proposed transaction. SHAREHOLDERS OF BIO-TECHNE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ALL PROXY MATERIALS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, or on Bio-Techne’s website at https://www.bio-techne.com.

Participants in Solicitation

Bio-Techne and its directors and executive officers, and Merck KGaA, Darmstadt, Germany and certain of its executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Bio-Techne common stock in respect of the proposed transaction. Information about the directors and executive officers of Bio-Techne is set forth (i) in Bio-Techne’s proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on September 19, 2025, which is available here, including under the headings “Proposal 2: Election of Directors,” “Corporate Governance,” “Director Compensation,” “Executive Compensation” and “Share Information”, and (ii) under Item 5.02, “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” in the Current Report on Form 8-K filed by Bio-Techne with the SEC on February 11, 2026 (which is available here). To the extent holdings of Bio-Techne’s securities by its directors or executive officers have changed since the amounts set forth in such documents, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC that are or will be available at the SEC’s website, http://www.sec.gov. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

The following Q&A was made available to Bio-Techne’s employees on June 25, 2026.

1.	When is the transaction expected to close?
•	The transaction is expected to close by late 2026 or early 2027, subject to satisfaction of customary closing conditions, including receipt of required regulatory approvals and approval by Bio-Techne shareholders.

2.	Who is Merck KGaA, Darmstadt, Germany and is it a different company from Merck & Co. / Merck Sharp and Dohme (MSD)?
•	Merck KGaA, Darmstadt, Germany is a global science and technology company serving the entire value chain of life science-related industries and is a different company than Merck & Co., which operates outside the U.S. and Canada as Merck Sharp and Dohme (MSD).
•	Merck KGaA, Darmstadt, Germany holds the rights to the Merck name internationally, except in the U.S. and Canada.
•	In the U.S. and Canada, Merck KGaA, Darmstadt, Germany’s businesses operate under different names:
o	MilliporeSigma is the U.S. and Canada Life Science business;
o	EMD Serono is its Healthcare business; and
o	EMD Electronics is its Electronics business.

3.	How will Bio-Techne be integrated into Merck KGaA, Darmstadt, Germany?
•	Merck KGaA, Darmstadt, Germany has a strong track record of successfully integrating acquisitions, including larger-scale and capability-expanding transactions like this one.
•	Building on this experience, Merck KGaA, Darmstadt, Germany is committed to executing a thoughtful integration process focused on business continuity, critical talent retention, scientific capabilities and customer relationships.
•	It’s important to keep in mind that today’s announcement is just the first step in this process. Between now and close, there is much work to be done as we determine how to best bring these companies together.
•	For now, Bio-Techne and Merck KGaA, Darmstadt, Germany will continue to operate as independent companies, and it is business as usual for us at Bio-Techne.
•	We remain focused on delivering for our customers.
•	While we don’t yet have all the answers, we will keep you informed, as appropriate, along the way.

4.	What does this transaction mean for employees?
•	Merck KGaA, Darmstadt, Germany recognizes the impressive impact we have made across the life sciences industry, and they are excited to welcome our talented team.
•	While this is an exciting milestone, nothing is changing today, and we ask you to remain focused on executing our strategy.
•	As part of Merck KGaA, Darmstadt, Germany, Bio-Techne will be able to advance its mission to improve the quality of life with greater scale and expanded capabilities, empowering our customers to tackle the most important challenges in science and healthcare and helping to improve outcomes worldwide.
•	In joining Merck KGaA, Darmstadt, Germany’s larger global Life Science organization, Bio-Techne employees will have additional opportunities to contribute to a broader range of customer priorities, serving new channels and helping drive growth.

5.	Will there be any changes to salaries, benefits or compensation as a result of the transaction?
•	Until the closing of the transaction, we will continue to operate as an independent company, and you will continue to be paid and receive benefits as usual.

6.	Will there be layoffs in connection with this transaction?
•	Today's announcement does not result in any immediate changes for employees. No decisions have been made regarding future workforce impacts. We will communicate openly and share updates, as appropriate, as decisions are made.
•	This transaction brings together two highly complementary life sciences organizations with unique capabilities.
•	For Merck KGaA, Darmstadt, Germany, acquiring Bio-Techne will expand its global reach and advance its growth agenda. As part of that, Merck KGaA, Darmstadt, Germany intends to leverage the unique strengths and expertise of both organizations while continuing to invest in the capabilities, development and long-term success of its workforce worldwide.
•	It’s important to keep in mind that today’s announcement is just the first step in this process.
•	Between now and close, there is much work to be done as we determine how to best bring these companies together.
•	Our talented team and the capabilities you have built are a key reason why Merck KGaA, Darmstadt, Germany is so excited about the transaction.

7.	Will there be changes to reporting relationships as a result of the transaction?
•	We will continue operating as an independent company until close.
•	There will be no transaction-related changes to roles, reporting relationships and responsibilities before the close.

8.	Will we retain the current Bio-Techne physical sites?
•	Today’s announcement is just the first step in this process. Between now and close, there is much work to be done as we determine how to best bring these companies together.

9.	Does this mean our strategy will change?
•	As part of Merck KGaA, Darmstadt, Germany, Bio-Techne will be able to advance its mission to improve the quality of life by catalyzing advances in science and medicine with greater scale and expanded capabilities, empowering our customers to tackle the most important challenges in science and healthcare and helping to improve outcomes worldwide.
•	Importantly, nothing is changing today, and we ask you to remain focused on executing our strategy.
•	The best thing every one of us can do is stay focused on delivering for our customers.

10.	I’m in the midst of finalizing a contract with a customer / partner / supplier / vendor on a new project. Can I move forward?
•	Yes.
•	Nothing is changing today, and we ask you to remain focused on executing our strategy.

11.	How do Merck KGaA, Darmstadt, Germany’s values and culture compare to Bio-Techne’s?
•	We believe our values and cultures are very similar. As we have worked closely with the team to reach this agreement, it is clear that both companies are driven by a deep passion for innovation, achieving scientific breakthroughs and advancing human health for generations to come.

12.	What should I do if a Merck KGaA, Darmstadt, Germany employee contacts me with questions or requests for information? Can I contact employees from Merck KGaA, Darmstadt, Germany?
•	Until the closing of the transaction, Merck KGaA, Darmstadt, Germany, and Bio-Techne continue to operate as independent companies.
•	Unless you have an authorized business reason to engage with a counterpart at Merck KGaA, Darmstadt, Germany, please do not do so at this time.
•	All information shared with Merck KGaA, Darmstadt, Germany, should come at the discretion of Bio-Techne’s management team.

13.	Will my Bio-Techne email address / phone number / contact information change?
•	Until the transaction closes, it is business as usual at Bio-Techne, and your contact information will remain the same.

14.	What should I tell customers and partners who may ask about the transaction?
•	You can let them know that we are excited about this opportunity to address some of the most important opportunities in life sciences and support our customers in accelerating the next generation of scientific discovery and therapeutic innovation.
•	You should also let them know that for now, it is business as usual, and reassure them that there are no changes to how we work with them.

15.	What happens to the Bio-Techne stock I own? What about my options, RSUs or PSUs?
•	For employees who are Bio-Techne shareholders, upon completion of the transaction, you will receive $73.00 per share in cash for each share of Bio-Techne common stock owned, less applicable tax withholding.
•	For employees who hold stock options (other than under the ESPP), at closing your stock options will be cancelled and converted into a cash payment equal to the amount, if any, by which $73.00 exceeds your exercise price, multiplied by the number of shares covered by the option. Vested options will be paid in connection with closing and unvested options will continue to vest and be paid on substantially the same time-based schedule (including any acceleration terms) that applies today. Any option with an exercise price at or above $73.00 will be cancelled without payment.
•	For employees who hold RSUs, at closing your RSUs will convert into a cash award equal to $73.00 per RSU and will continue to vest and be paid, less applicable tax withholding, on substantially the same time-based schedule (including any acceleration terms) that applies to your RSUs today.
•	For employees who hold PSUs, at closing your PSUs will convert into a cash award equal to $73.00 per PSU and will continue to vest and be paid, less applicable tax withholding, on substantially the same time-based schedule (including any acceleration terms) that applies to your PSU today. For any performance period not yet completed at closing, performance will be treated as achieved at maximum and no further performance conditions will apply.

•	For any employees who hold restricted stock awards, at closing your restricted stock will convert in a cash award equal to $73.00 per share of restricted stock and will continue to vest and be paid, less applicable tax withholding, on substantially the same schedule (including any acceleration terms) that applies to your restricted stock today.

16.	What do I do if I am contacted by the media, financial analysts or investors?
•	Consistent with our company policy, if you are contacted by the media, please don’t respond and refer them to Lindsey Rodger, Head of Corporate Communications, at lindsey.rodger@bio-techne.com. If you are contacted by any other third party, please refer them to David Clair, our Vice President of Investor Relations, at david.clair@bio-techne.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain forward-looking statements based on current assumptions and forecasts made by Merck KGaA, Darmstadt, Germany or Bio-Techne Corporation (“Bio-Techne”) management. Statements that include words such as “anticipate,” “expect,” “should,” “would,” “intend,” “plan,” “project,” “seek,” “believe,” “will,” and other words of similar meaning in connection with future events or future operating or financial performance are often used to identify forward-looking statements. All statements in this communication, other than those relating to historical information or current conditions, are forward-looking statements. Actual results could differ materially from those projected or forecasted in the forward-looking statements. Various known and unknown risks, uncertainties and other factors could lead to material differences between the actual future results, financial situation or development and the estimates given here. These factors include the following: Merck KGaA, Darmstadt, Germany’s ability to successfully complete the proposed acquisition of Bio-Techne or realize the anticipated benefits of the proposed transaction in the expected timeframes or at all; Merck KGaA, Darmstadt, Germany’s ability to successfully integrate Bio-Techne’s operations into those of Merck KGaA, Darmstadt, Germany, given such integration may be more difficult, time-consuming or costly than expected; the failure to obtain Bio-Techne’s shareholders’ approval of the proposed transaction; the failure of any of the conditions to the proposed transaction to be satisfied; the possibility that competing offers or acquisition proposals for Bio-Techne will be made; revenues following the proposed transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the proposed transaction; the retention of certain key employees at Bio-Techne; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; certain restrictions during the pendency of the proposed transaction that may impact Bio-Techne’s or Merck KGaA, Darmstadt, Germany’s ability to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Bio-Techne’s common stock, including if the proposed transaction is not consummated; the outcome of any legal proceedings related to the proposed transaction; the impact of the proposed transaction on Bio-Techne’s credit rating; the parties’ ability to meet expectations regarding the timing and completion of the proposed transaction; delays in obtaining any approvals required to complete the proposed transaction or an inability to obtain them on the terms proposed or on the anticipated schedule or regarding accounting and tax treatments of the proposed transaction; the impact of indebtedness to be incurred by Merck KGaA, Darmstadt, Germany in connection with the proposed transaction; the effects of the business combination of Bio-Techne and Merck KGaA, Darmstadt, Germany, including the combined company’s future financial condition, operating results, strategy and plans; third parties may claim that Merck KGaA, Darmstadt, Germany’s or Bio-Techne’s products infringe their intellectual property rights; fluctuations in non-U.S. currencies could result in transaction losses; acts of war and terrorism may adversely affect Merck KGaA, Darmstadt, Germany’s or Bio-Techne’s business; the volatility of the international marketplace; and other factors discussed in Merck KGaA, Darmstadt, Germany’s public reports which are available on Merck KGaA, Darmstadt, Germany’s website at https://www.emdgroup.com/en or in Bio-Techne’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended June 30, 2025 and Bio-Techne’s other filings with the SEC, which are available at http://www.sec.gov and on Bio-Techne’s website at https://www.bio-techne.com. Except as otherwise required by law, neither Merck KGaA, Darmstadt, Germany nor Bio-Techne assumes any liability whatsoever to update these forward-looking statements or to conform them to future events or developments. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Important Information and Where to Find It

This communication relates to the proposed transaction involving Bio-Techne and Merck KGaA, Darmstadt, Germany. In connection with the proposed transaction, Bio-Techne intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that Bio-Techne files with the SEC or sends to Bio-Techne’s shareholders in connection with the proposed transaction. SHAREHOLDERS OF BIO-TECHNE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ALL PROXY MATERIALS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, or on Bio-Techne’s website at https://www.bio-techne.com.

Participants in Solicitation

Bio-Techne and its directors and executive officers, and Merck KGaA, Darmstadt, Germany and certain of its executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Bio-Techne common stock in respect of the proposed transaction. Information about the directors and executive officers of Bio-Techne is set forth (i) in Bio-Techne’s proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on September 19, 2025, which is available here, including under the headings “Proposal 2: Election of Directors,” “Corporate Governance,” “Director Compensation,” “Executive Compensation” and “Share Information”, and (ii) under Item 5.02, “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” in the Current Report on Form 8-K filed by Bio-Techne with the SEC on February 11, 2026 (which is available here). To the extent holdings of Bio-Techne’s securities by its directors or executive officers have changed since the amounts set forth in such documents, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC that are or will be available at the SEC’s website, http://www.sec.gov. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

The following email was sent to certain of Bio-Techne’s customers on June 25, 2026.

Subject: An Exciting Update on Bio-Techne

To: Bio-Techne Customers

From: [INSERT NAME]

Date: June 25, 2026

Dear [NAME],

As a valued customer of Bio-Techne, I wanted to share an important update on our company. We announced that Bio-Techne has entered into a definitive agreement to be acquired by Merck KGaA, Darmstadt, Germany. This transaction will bring together our scientific depth, innovation engine and differentiated portfolio with Merck KGaA, Darmstadt, Germany’s global scale and manufacturing excellence. Together, we will address some of the most important opportunities in life sciences and support our customers in accelerating the next generation of scientific discovery and therapeutic innovation.

For almost 50 years, Bio-Techne has empowered our customers to drive breakthroughs in science and medicine. Over that time, we have grown into a leading life sciences company with leading spatial multiomics, proteomic analysis and integrated workflow solutions. Together with Merck KGaA, Darmstadt, Germany, we look forward to improving the quality of life by catalyzing advances in science and medicine.

As you may know, Merck KGaA, Darmstadt, Germany is a leading global science and technology company serving the entire value chain of life science-related industries. Through our work together to reach this agreement, it became clear that both companies share a deep commitment to innovation, scientific quality and advancing human health. We believe our offerings are highly complementary to those of Merck KGaA, Darmstadt, Germany, bringing strengths across research, bioprocessing and advanced therapeutics. We will bolster their offering in next-generation biology and strengthen their ability to deliver cutting-edge products and solutions.

While this announcement marks the start of an exciting new chapter for Bio-Techne, it is only the first step in this process. We expect to complete the transaction by late 2026 or early 2027, subject to satisfaction of customary closing conditions, including receipt of required regulatory approvals and approval by Bio-Techne shareholders.

Until then, we will continue to operate as separate, independent companies, and it remains business as usual. We will continue to work with you as we always have. If you have any questions, please reach out to [me / your usual Bio-Techne contact].

We value our partnership and look forward to continuing to build on our relationship. Thank you for your continued support.

[NAME

TITLE]

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain forward-looking statements based on current assumptions and forecasts made by Merck KGaA, Darmstadt, Germany or Bio-Techne Corporation (“Bio-Techne”) management. Statements that include words such as “anticipate,” “expect,” “should,” “would,” “intend,” “plan,” “project,” “seek,” “believe,” “will,” and other words of similar meaning in connection with future events or future operating or financial performance are often used to identify forward-looking statements. All statements in this communication, other than those relating to historical information or current conditions, are forward-looking statements. Actual results could differ materially from those projected or forecasted in the forward-looking statements. Various known and unknown risks, uncertainties and other factors could lead to material differences between the actual future results, financial situation or development and the estimates given here. These factors include the following: Merck KGaA, Darmstadt, Germany’s ability to successfully complete the proposed acquisition of Bio-Techne or realize the anticipated benefits of the proposed transaction in the expected timeframes or at all; Merck KGaA, Darmstadt, Germany’s ability to successfully integrate Bio-Techne’s operations into those of Merck KGaA, Darmstadt, Germany, given such integration may be more difficult, time-consuming or costly than expected; the failure to obtain Bio-Techne’s shareholders’ approval of the proposed transaction; the failure of any of the conditions to the proposed transaction to be satisfied; the possibility that competing offers or acquisition proposals for Bio-Techne will be made; revenues following the proposed transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the proposed transaction; the retention of certain key employees at Bio-Techne; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; certain restrictions during the pendency of the proposed transaction that may impact Bio-Techne’s or Merck KGaA, Darmstadt, Germany’s ability to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Bio-Techne’s common stock, including if the proposed transaction is not consummated; the outcome of any legal proceedings related to the proposed transaction; the impact of the proposed transaction on Bio-Techne’s credit rating; the parties’ ability to meet expectations regarding the timing and completion of the proposed transaction; delays in obtaining any approvals required to complete the proposed transaction or an inability to obtain them on the terms proposed or on the anticipated schedule or regarding accounting and tax treatments of the proposed transaction; the impact of indebtedness to be incurred by Merck KGaA, Darmstadt, Germany in connection with the proposed transaction; the effects of the business combination of Bio-Techne and Merck KGaA, Darmstadt, Germany, including the combined company’s future financial condition, operating results, strategy and plans; third parties may claim that Merck KGaA, Darmstadt, Germany’s or Bio-Techne’s products infringe their intellectual property rights; fluctuations in non-U.S. currencies could result in transaction losses; acts of war and terrorism may adversely affect Merck KGaA, Darmstadt, Germany’s or Bio-Techne’s business; the volatility of the international marketplace; and other factors discussed in Merck KGaA, Darmstadt, Germany’s public reports which are available on Merck KGaA, Darmstadt, Germany’s website at https://www.emdgroup.com/en or in Bio-Techne’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended June 30, 2025 and Bio-Techne’s other filings with the SEC, which are available at http://www.sec.gov and on Bio-Techne’s website at https://www.bio-techne.com. Except as otherwise required by law, neither Merck KGaA, Darmstadt, Germany nor Bio-Techne assumes any liability whatsoever to update these forward-looking statements or to conform them to future events or developments. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Important Information and Where to Find It

This communication relates to the proposed transaction involving Bio-Techne and Merck KGaA, Darmstadt, Germany. In connection with the proposed transaction, Bio-Techne intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that Bio-Techne files with the SEC or sends to Bio-Techne’s shareholders in connection with the proposed transaction. SHAREHOLDERS OF BIO-TECHNE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ALL PROXY MATERIALS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, or on Bio-Techne’s website at https://www.bio-techne.com.

Participants in Solicitation

Bio-Techne and its directors and executive officers, and Merck KGaA, Darmstadt, Germany and certain of its executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Bio-Techne common stock in respect of the proposed transaction. Information about the directors and executive officers of Bio-Techne is set forth (i) in Bio-Techne’s proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on September 19, 2025, which is available here, including under the headings “Proposal 2: Election of Directors,” “Corporate Governance,” “Director Compensation,” “Executive Compensation” and “Share Information”, and (ii) under Item 5.02, “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” in the Current Report on Form 8-K filed by Bio-Techne with the SEC on February 11, 2026 (which is available here). To the extent holdings of Bio-Techne’s securities by its directors or executive officers have changed since the amounts set forth in such documents, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC that are or will be available at the SEC’s website, http://www.sec.gov. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

The following email was sent to certain of Bio-Techne’s partners, suppliers and vendors on June 25, 2026.

Subject: An Exciting Update on Bio-Techne

To: Bio-Techne Partners / Suppliers / Vendors

From: [INSERT NAME]

Date: June 25, 2026

Dear [NAME],

As a valued partner of Bio-Techne, I wanted to share an important update on our company. We announced that Bio-Techne has entered into a definitive agreement to be acquired by Merck KGaA, Darmstadt, Germany. This transaction will bring together our scientific depth, innovation engine and differentiated portfolio with Merck KGaA, Darmstadt, Germany’s global scale and manufacturing excellence. Together, we will address some of the most important opportunities in life sciences and support our customers in accelerating the next generation of scientific discovery and therapeutic innovation.

For almost 50 years, Bio-Techne has empowered our customers to drive breakthroughs in science and medicine. Over that time, we have grown into a leading life sciences company with industry-leading spatial multiomics, proteomic analysis and integrated workflow solutions. Together with Merck KGaA, Darmstadt, Germany, we look forward to improving the quality of life by catalyzing advances in science and medicine.

As you may know, Merck KGaA, Darmstadt, Germany is a leading global science and technology company serving the entire value chain of life science-related industries. Through our work together to reach this agreement, it became clear that both companies share a deep commitment to innovation, scientific quality and advancing human health. We believe our offerings are highly complementary to Merck KGaA, Darmstadt, Germany, bringing strengths across research, bioprocessing and advanced therapeutics. We will bolster their offering in next-generation biology and strengthen their ability to deliver cutting-edge products and solutions to our customers.

While this announcement marks the start of an exciting new chapter for Bio-Techne, it is only the first step in this process. We expect to complete the transaction by late 2026 or early 2027, subject to satisfaction of customary closing conditions, including receipt of required regulatory approvals and approval by Bio-Techne shareholders.

Until then, we will continue to operate as separate, independent companies, and it remains business as usual. We will continue to work with you as we always have. If you have any questions, please reach out to [me / your usual Bio-Techne contact].

We value our partnership and look forward to continuing to build on our relationship. Thank you for your continued support.

[NAME

TITLE]

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain forward-looking statements based on current assumptions and forecasts made by Merck KGaA, Darmstadt, Germany or Bio-Techne Corporation (“Bio-Techne”) management. Statements that include words such as “anticipate,” “expect,” “should,” “would,” “intend,” “plan,” “project,” “seek,” “believe,” “will,” and other words of similar meaning in connection with future events or future operating or financial performance are often used to identify forward-looking statements. All statements in this communication, other than those relating to historical information or current conditions, are forward-looking statements. Actual results could differ materially from those projected or forecasted in the forward-looking statements. Various known and unknown risks, uncertainties and other factors could lead to material differences between the actual future results, financial situation or development and the estimates given here. These factors include the following: Merck KGaA, Darmstadt, Germany’s ability to successfully complete the proposed acquisition of Bio-Techne or realize the anticipated benefits of the proposed transaction in the expected timeframes or at all; Merck KGaA, Darmstadt, Germany’s ability to successfully integrate Bio-Techne’s operations into those of Merck KGaA, Darmstadt, Germany, given such integration may be more difficult, time-consuming or costly than expected; the failure to obtain Bio-Techne’s shareholders’ approval of the proposed transaction; the failure of any of the conditions to the proposed transaction to be satisfied; the possibility that competing offers or acquisition proposals for Bio-Techne will be made; revenues following the proposed transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the proposed transaction; the retention of certain key employees at Bio-Techne; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; certain restrictions during the pendency of the proposed transaction that may impact Bio-Techne’s or Merck KGaA, Darmstadt, Germany’s ability to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Bio-Techne’s common stock, including if the proposed transaction is not consummated; the outcome of any legal proceedings related to the proposed transaction; the impact of the proposed transaction on Bio-Techne’s credit rating; the parties’ ability to meet expectations regarding the timing and completion of the proposed transaction; delays in obtaining any approvals required to complete the proposed transaction or an inability to obtain them on the terms proposed or on the anticipated schedule or regarding accounting and tax treatments of the proposed transaction; the impact of indebtedness to be incurred by Merck KGaA, Darmstadt, Germany in connection with the proposed transaction; the effects of the business combination of Bio-Techne and Merck KGaA, Darmstadt, Germany, including the combined company’s future financial condition, operating results, strategy and plans; third parties may claim that Merck KGaA, Darmstadt, Germany’s or Bio-Techne’s products infringe their intellectual property rights; fluctuations in non-U.S. currencies could result in transaction losses; acts of war and terrorism may adversely affect Merck KGaA, Darmstadt, Germany’s or Bio-Techne’s business; the volatility of the international marketplace; and other factors discussed in Merck KGaA, Darmstadt, Germany’s public reports which are available on Merck KGaA, Darmstadt, Germany’s website at https://www.emdgroup.com/en or in Bio-Techne’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended June 30, 2025 and Bio-Techne’s other filings with the SEC, which are available at http://www.sec.gov and on Bio-Techne’s website at https://www.bio-techne.com. Except as otherwise required by law, neither Merck KGaA, Darmstadt, Germany nor Bio-Techne assumes any liability whatsoever to update these forward-looking statements or to conform them to future events or developments. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Important Information and Where to Find It

This communication relates to the proposed transaction involving Bio-Techne and Merck KGaA, Darmstadt, Germany. In connection with the proposed transaction, Bio-Techne intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that Bio-Techne files with the SEC or sends to Bio-Techne’s shareholders in connection with the proposed transaction. SHAREHOLDERS OF BIO-TECHNE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ALL PROXY MATERIALS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, or on Bio-Techne’s website at https://www.bio-techne.com.

Participants in Solicitation

Bio-Techne and its directors and executive officers, and Merck KGaA, Darmstadt, Germany and certain of its executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Bio-Techne common stock in respect of the proposed transaction. Information about the directors and executive officers of Bio-Techne is set forth (i) in Bio-Techne’s proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on September 19, 2025, which is available here, including under the headings “Proposal 2: Election of Directors,” “Corporate Governance,” “Director Compensation,” “Executive Compensation” and “Share Information”, and (ii) under Item 5.02, “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” in the Current Report on Form 8-K filed by Bio-Techne with the SEC on February 11, 2026 (which is available here). To the extent holdings of Bio-Techne’s securities by its directors or executive officers have changed since the amounts set forth in such documents, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC that are or will be available at the SEC’s website, http://www.sec.gov. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

On June 25, 2026, Bio-Techne posted the following on LinkedIn.

We are pleased to announce that Bio-Techne has entered into a definitive agreement to be acquired by Merck KGaA, Darmstadt, Germany.

For almost 50 years, Bio-Techne has enabled scientific breakthroughs across proteomics, spatial biology and novel therapeutics. Over that time, we have grown into a leading life sciences company with an unparalleled portfolio of reagents, life science tools and diagnostic products. Now with Merck KGaA, Darmstadt, Germany, we will start a new chapter, bringing together our scientific depth, innovation engine and differentiated portfolio with Merck KGaA, Darmstadt, Germany’s global scale, manufacturing excellence and customer reach.

Learn more here: https://lnkd.in/eE_j6gKC

On June 25, 2026, Bio-Techne’s President and Chief Executive Officer, Kim Kelderman, posted the following on LinkedIn.

Today’s announcement is a testament to the remarkable company our team has built and to the enduring value we create for our customers and stakeholders. I want to thank my Bio-Techne colleagues around the globe.

As part of Merck KGaA, Darmstadt, Germany, we will have greater scale and expanded capabilities to accelerate innovation, deepen our impact, and enable the next wave of breakthroughs in science and medicine.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain forward-looking statements based on current assumptions and forecasts made by Merck KGaA, Darmstadt, Germany or Bio-Techne management. Statements that include words such as “anticipate,” “expect,” “should,” “would,” “intend,” “plan,” “project,” “seek,” “believe,” “will” and other words of similar meaning in connection with future events or future operating or financial performance are often used to identify forward-looking statements. All statements in this communication, other than those relating to historical information or current conditions, are forward-looking statements. Actual results could differ materially from those projected or forecasted in the forward-looking statements. Various known and unknown risks, uncertainties and other factors could lead to material differences between the actual future results, financial situation or development and the estimates given here. These factors include the following: Merck KGaA, Darmstadt, Germany's ability to successfully complete the proposed acquisition of Bio-Techne or realize the anticipated benefits of the proposed transaction in the expected timeframes or at all; Merck KGaA, Darmstadt, Germany's ability to successfully integrate Bio-Techne’s operations into those of Merck KGaA, Darmstadt, Germany, given such integration may be more difficult, time-consuming or costly than expected; the failure to obtain Bio-Techne’s shareholders’ approval of the proposed transaction; the failure of any of the conditions to the proposed transaction to be satisfied; the possibility that competing offers or acquisition proposals for Bio-Techne will be made; revenues following the proposed transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the proposed transaction; the retention of certain key employees at Bio-Techne; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; certain restrictions during the pendency of the proposed transaction that may impact Bio-Techne’s or Merck KGaA, Darmstadt, Germany's ability to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Bio-Techne’s common stock, including if the proposed transaction is not consummated; the outcome of any legal proceedings related to the proposed transaction; the impact of the proposed transaction on Bio-Techne’s credit rating; the parties’ ability to meet expectations regarding the timing and completion of the proposed transaction; delays in obtaining any approvals required to complete the proposed transaction or an inability to obtain them on the terms proposed or on the anticipated schedule or regarding accounting and tax treatments of the proposed transaction; the impact of indebtedness to be incurred by Merck KGaA, Darmstadt, Germany in connection with the proposed transaction; the effects of the business combination of Bio-Techne and Merck KGaA, Darmstadt, Germany, including the combined company’s future financial condition, operating results, strategy and plans; third parties may claim that Merck KGaA, Darmstadt, Germany's or Bio-Techne’s products infringe their intellectual property rights; fluctuations in non-U.S. currencies could result in transaction losses; acts of war and terrorism may adversely affect Merck KGaA, Darmstadt, Germany's or Bio-Techne’s business; the volatility of the international marketplace; and other factors discussed in Merck KGaA, Darmstadt, Germany's public reports which are available on Merck KGaA, Darmstadt, Germany's website at https://www.emdgroup.com/en or in Bio-Techne’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended June 30, 2025 and Bio-Techne’s other filings with the SEC, which are available at http://www.sec.gov and on Bio-Techne’s website at https://www.bio-techne.com/. Except as otherwise required by law, neither Merck KGaA, Darmstadt, Germany nor Bio-Techne assumes any liability whatsoever to update these forward-looking statements or to conform them to future events or developments. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Important Information and Where to Find It

This communication relates to the proposed transaction involving Bio-Techne and Merck KGaA, Darmstadt, Germany. In connection with the proposed transaction, Bio-Techne intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that Bio-Techne files with the SEC or sends to Bio-Techne’s shareholders in connection with the proposed transaction. SHAREHOLDERS OF BIO-TECHNE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ALL PROXY MATERIALS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, or on Bio-Techne’s website at https://www.bio-techne.com/.

Participants in Solicitation

Bio-Techne and its directors and executive officers, and Merck KGaA, Darmstadt, Germany and certain of its executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Bio-Techne common stock in respect of the proposed transaction. Information about the directors and executive officers of Bio-Techne is set forth (i) in Bio-Techne’s proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on September 19, 2025, which is available here, including under the headings “Proposal 2: Election of Directors,” “Corporate Governance,” “Director Compensation,” “Executive Compensation” and “Share Information”, and (ii) under Item 5.02, “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” in the Current Report on Form 8-K filed by Bio-Techne with the SEC on February 11, 2026 (which is available here). To the extent holdings of Bio-Techne’s securities by its directors or executive officers have changed since the amounts set forth in such documents, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC that are or will be available at the SEC’s website, http://www.sec.gov. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.